UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2009

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Exmovere Holdings, Inc.

(Exact name of registrant as specified in its charter)

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DELAWARE	000-52713	20-8024018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Tysons Boulevard, 8th Floor, McLean, VA 22102(Address of Principal Executive Office) (Zip Code)

(703) 245-8513

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Exmovere Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on February 12, 2009 (the “Original Form 8-K”). This Current Report on Form 8-K/A amends Exhibit 10.2 of the Original Form 8-K, The Technology License Agreement dated June 8, 2008 between David Bychkov and BT2 International, Inc. because the previously attached Schedule 1 was incorrect and it has been replaced with the correct Schedule 1. It also provides additional clarifying details about the purchase in Item 1.01, additional information about the distribution of shares in Item 2.01, makes a clarifying change about the resignation from the Board of Directors in Item 5.01 and provides more detail about the background of the Directors and Officers of the Company in Item 5.02. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 28, 2009 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, (the “ Stock Purchase Agreement”), BT2 International, Inc, (the “Buyer” or “BT2 International”) purchased a total of 100,000 shares of the issued and outstanding common stock of the Company from Belmont Partners, LLC (the “Seller”), for a combination of cash and stock. The total of 100,000 shares represented 100% of the shares of issued and outstanding common stock of the Company at the time of transfer.  As a requirement under the Stock Purchase Agreement, in addition to a cash payment, the Buyer agreed to issue an amount equal to three (3%) percent of the issued and outstanding common stock to the Seller after the simultaneous completion of the acquisition of assets described below in Item 2.01.

ITEM 2.01.

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On the Effective Date, the Company’s Board of Directors approved the transfer of technology licenses (the “Licenses”) from BT2 International to the Company and BT2 International transferred said Licenses to the Company. In exchange for the Licenses, the Company simultaneously, issued an aggregate of 13,010,000 common shares to BT2 International, David Bychkov, Cheyenne Crow and Robert Doornick and an additional 1,540,000 shares to other individuals or entities instrumental in the development of the technology, none of which own directly or indirectly more than 1%. BT2 International received its shares in exchange for its previous work in the development of the technology and its agreement to transfer the irrevocable license originally granted to it by David Bychkov to Exmovere Holdings, Inc. This transfer provides Exmovere Holdings, Inc. with the exclusive world rights to the technologies created by David Bychkov and developed by David Bychkov, Cheyenne Crow, Robert Doornick, and others through the following entities; Exmovere, LLC, Exmocare, LLC and Exmogate LLC and include:

1.

Wireless-enabled and other biosensor wristwatches to simultaneously detect and continuously monitor heart rate, heart rate variability, skin conductance, skin temperature, relative movement and other vital signs.

2.

A biosensor enhanced steering wheel to simultaneously detect and continuously monitor electrocardiogram, galvanic skin response, skin temperature and relative movement.

3.

A biosensor enhanced turnstile to detect galvanic skin response, skin temperature and torque.

4.

A biosensor enhanced PC mouse to detect heart rate, galvanic skin response, skin temperature and relative movement.

5.

System to detect human emotions from the above mentioned wristwatch, above mentioned steering wheel, above mentioned turnstile, above mentioned mouse, or a combination of other biosensors.

6.

System to process physiological, emotional and hardware-related alerts through the internet, cellular networks and other media.

In addition, the Company will place 5% of all gross revenue from the sale of products and 10% of all gross revenues from monitoring and/or the sale or services, into a royalty pool. Payments from this royalty pool shall be made to the parties named in the license agreement.

Following the transfer of the technology license the Company plans to undertake the following businesses:

The mission of the Company is to acquire, develop and market biosensor and emotion detection technologies and to integrate existing, profitable businesses, with a focus on healthcare, security, and transportation. The Company's core assets are related to biosensor wristwatches, biosensor turnstiles, emotion detection algorithms and related technologies, originally created or developed or marketed by David Bychkov, Cheyenne Crow, Robert Doornick and Exmovere LLC, Exmocare LLC, Exmogate LLC and BT2 International.

The wristwatches, called the Exmocare Telepath and Exmocare Empath respectively, are intended for mass production and sale to mature adults who need assistance with their daily living and could benefit from the Empath's ability to monitor their vital signs on a regular basis and the Telepath's ability to transmit those data by Bluetooth. In the case of the Telepath, the vital sign results will be monitored by security companies, phone companies, etc. These data will be assessed by the computers that receive the signals, and then that monitor/computer will determine what type of corrective action may be needed on a patient by patient basis.

The Exmogate turnstile is a biosensor-enhanced portal device that detects hostility, ensures guard vigilance, and, when required, can block entry. It is intended for development, mass production and sale to government agencies, military bases, foreign embassies and governments, airports and train stations, sports arenas and corporate buildings.

The Company also controls intellectual property related to the detection of human emotions from vital sign data collected by biosensors, either embedded or worn. These emotion detection algorithms can be used to detect like, dislike, stress, relaxation, anger, depression and a multitude of other human emotional states with at least 85% accuracy as compared to self-reporting by test subjects. A recent appraisal done for the Company by Evans & Evans, Inc. values the wristwatch, turnstile and emotion detection intellectual property assets at between $27.1 and $28.6 million based on the most likely price at which an arm’s length party would pay through an organized and regulated and liquid stock market based on the assumptions therein.

In addition, the Company seeks to acquire profitable cash-only urgent care clinics throughout the US. The typical urgent care clinic caters to those without health insurance, those who are under-insured and those who are afraid of immigration enforcement laws. Clinica Exmocare, as the Company intends to brand these acquired businesses, will offer a clean, safe, efficient alternative to public emergency rooms. They will have nationwide prices, quality standards and excellent, multi-lingual customer service.

The typical candidate clinic for acquisition will have between $300,000 and $1,000,000 in gross revenue with $150,000 to $500,000 in cash flow. The Company intends to acquire the clinics and vend them into subsidiary C-corporations, leaving the original owners with some upfront cash, salaries, preferred shares in our public Company, and relief from administrative, legal and malpractice insurance costs.

The Company also intends to use these Clinica Exmocare subsidiaries as research outposts to help collect emotion detection data for our emotion interpretation engine software, to market our wristwatches and to offer new nationwide products, such as prepaid healthcare cards. Separately, the Company is developing Segway-based gyroscopic vehicles that could replace scooters as vehicles of choice for limited mobility and elderly persons. Segway has opened the door to use of their omni directional gyroscopic transport platform through low-cost licenses to outside companies interested in creating new and unusual vehicles. This platform is already proven to be safe, has efficient power consumption and batter life, and could eventually pass NTSB approval for usage on roads.

These extraordinary vehicles expand on the Company's goal of helping elderly and limited mobility persons, and could take enormous advantage of our embeddable biosensors. This would enable them to be used in hospitals as transportable diagnostic machines and fit in with the military's long term vision of Trauma-bots for soldiers.

Ultimately, the goal of the Company would be to have Medicare/Medicaid pay for the cost of these vehicles for the millions of potential users out there who would prefer an electric, motorized vehicle that would enable them to lean upright, while liberating their hands, hips and chest for additional activities like dancing, carrying and reaching higher objects, etc.

Finally, the Company believes that by moving into healthcare, security and transportation, it is positioned to appeal to the imagination of the public, to attract sufficient investor interest and to serve a millions of eager customers.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding our common stock beneficially owned on February 11, 2009, for (i) each stockholder known to be the beneficial owner of 5% or more of Exmovere Holding, Inc., outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, after the closing of the Exchange Agreement. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Name	Number of Shares Beneficially Owned	Percent of Class (3)
David Bychkov(1)	4,800,000	31%
BT2 International, Inc.(3)	3,010,000	20%
Belmont Partners, LLC(5)	453,000	3%
Cheyenne Crow(1)	4,800,000	31%
Robert Doornick(6)	500,000	3%

All Executive Officers and Directors as a group	13,563,000	89%

(1)

Unless otherwise stated, the address for each person is 1600 Tysons Blvd, 8th Floor, McLean, VA 22102.

(2)

Based on 15,103,000 shares of common stock outstanding after the closing of the Exchange Agreement.

(3)

Delbert Blewett and Joseph Batty are the control officers of BT2 International, Inc., and thus are deemed to have beneficial control over these shares.  The address for each person is 1117 Desert Lane, Suite 2067, Las Vegas, NV 89102.

(5)

Joseph Meuse is the principal of Belmont Partners, LLC is located at 360 Main Street, Washington Virginia 22747 and is deemed to have beneficial control over these shares.

(6)

Unless otherwise stated, the address for each person is PO Box 710, Kent, CT 06757.

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the terms of the Stock Purchase Agreement described above in Item 1.01, the Company issued 453,090 common shares to Belmont Partners, LLC. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempted from registration pursuant to Section 4(2) of the Securities Act of 1933. The Company made this determination based on the representation that the investor was either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that the investor was acquiring our common stock, for investment purposes for his own respective accounts and not as nominees or agents and not with a view to the resale or distribution thereof, and that the investor understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Pursuant to the transfer of the Licenses more fully described in Item 2.01 the Company issued an aggregate of 13,010,000 common shares to BT2 International, Inc., David Bychkov, Cheyenne Crow, Robert Doornick and an additional 1,540,000 shares to other individuals or entities instrumental in the development of the technology, none of which other individuals or entities received directly or indirectly more than 1%. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempted from registration pursuant to Section 4(2) of the Securities Act of 1933. The Company made this determination based on the representations that the shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of

Regulation S under the Act, and that the shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

ITEM 5.01.

CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Stock Purchase Agreement described above in Item 1.01, the following changes to the Company's directors and officers have occurred:

•

As of January 28, 2009 David Bychkov was appointed to the Board of Directors of the Company.

•

Immediately upon David Bychkov’s appointment to the Board of Directors, Joseph Meuse then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, effective January 28, 2009.

•

As of January 28, 2009, David Bychkov was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer and Chairman

In connection with the change in control, the Company changed its executive offices to 1600 Tysons Boulevard, 8th Floor, McLean, Virginia 22102.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)

Resignation of Directors

Joseph Meuse resigned as a member of the Company's Board of Directors effective as of January 28, 2009.

(b)

Resignation of Officers

Joseph Meuse also resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board, effective January 28, 2009. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(c)

Appointment of Directors

Effective January 28, 2009, the following persons were appointed as members of the Board of Directors:

Name	Age	Position
David Bychkov	30	Chairman
Delbert G. Blewett	74	Director
Robert Doornick	63	Director
Joseph Meuse	38	Director
Cheyenne Crow	43	Director

The business background descriptions of the newly appointed directors are as follows:

David Bychkov has worked as an inventor, entrepreneur and psychophysiologist since 1999. He is currently ABD (All But Dissertation status) in the Philosophy of Neuroscience at the European Graduate School in Saas Fee, Switzerland. He completed his Master's Degree there in 2005. He also holds a Bachelor's Degree from the University of Chicago. Mr. Bychkov also served as Professor of Holographic Cinema and Director of the Laboratory of Psychophysiology at Universita' dell' Immagine in Milan, Italy from 1999-2006.

Delbert G. Blewett is a graduate of the University of Saskatchewan holding the degree of Bachelor of Science in Agriculture and Bachelor of Laws. Mr. Blewett was in the private practice of law for some 30 years directed to commercial and corporate law. Much of the activity was assisting clients in raising capital for their companies, both private and public. Mr. Blewett retired from his private practice and now will devote his full efforts to the development of Exmovere Holdings, Inc.

Robert Doornick is President and Founder of International Robotics Inc., and the Techno-Marketing Alliance. Mr. Doornick has been President of International Robotics Inc., since at least the year 2005. In addition to his work as an inventor of robots, he is also known for developing original marketing strategies. It was Mr. Doornick's Keynote Address at a World Conference for the shopping center industry which triggered such intense interest in Techno-Marketing. He has also lectured at The U.S. Space Foundation, New York University School of Business, Fordham University, the International Conference for the Exhibit Industry, the International Council of Shopping Centers, the International Meeting Planners Association, as well as conducting numerous seminars for Fortune 500 Companies.

Joseph Meuse is Founder and has been President of Belmont Partners, an international financial consulting firm and leading provider of public shell vehicles for use in reverse merger transactions since at least the year 2005. He is co-owner of PacWest, LLC, a registered stock transfer agency representing 100 publicly traded issuers, and is a Principal in Global Filings, an Edgarizing Company. Mr. Meuse has 13 years of financial management and advisory experience and holds Series 7, 24 and 6 licenses.

Cheyenne Crow is an experienced business manager, business development advisor and defense analyst. In 2003, Mr. Crow was appointed Vice President and Chief Operations Officer of Exmovere LLC. In 2006 he was also contracted to be Chief Operations Officer of both Exmogate LLC and Exmocare LLC. He has managed Exmocare projects for NASA, the Department of State and other agencies. Prior to working for Exmovere LLC, Mr. Crow managed his own company, Cheyenne E-digital, based in Lorton, Virginia. At E-Digital, Mr. Crow worked on projects for the Department of State. Cheyenne Crow assumes a lead role on the management team of the Company as Vice President and Chief Operations Officer.

(d)

Appointment of Officers

Effective January 28, 2009, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Positions and Offices Held
David Bychkov	30	Chief Executive Officer, Chief Financial Officer and President
Delbert G. Blewett	74	Secretary
Cheyenne Crow	43	Chief Operations Officer

The business background descriptions of the newly appointed officers are as follows:

David Bychkov has worked as an inventor, entrepreneur and psychophysiologist since 1999. He is currently ABD in the Philosophy of Neuroscience at the European Graduate School in Saas Fee, Switzerland. He completed his Master's Degree there in 2005. He also holds a Bachelor's Degree from the University of Chicago. Mr. Bychkov also served as Professor of Holographic Cinema and Director of the Laboratory of Psychophysiology at Universita' dell' Immagine in Milan, Italy from 1999-2006.

Delbert G. Blewett is a graduate of the University of Saskatchewan holding the degree of Bachelor of Science in Agriculture and Bachelor of Laws. Mr. Blewett was in the private practice of law for some 30 years directed to commercial and corporate law. Much of his law practice related to assisting clients in raising capital for their companies, both private and public. Mr. Blewett retired from his private practice and now will devote his full efforts to the development of Exmovere Holdings, Inc.

Cheyenne Crow is an experienced business manager, business development advisor and defense analyst. In 2003, Mr. Crow was appointed Vice President and Chief Operations Officer of Exmovere LLC. In 2006 he was also contracted to be Chief Operations Officer of both Exmogate LLC and Exmocare LLC. He has managed Exmocare projects for NASA, the Department of State and other agencies. Prior to working for Exmovere LLC, Mr. Crow managed his own company, Cheyenne E-digital, based in Lorton, Virginia. At E-Digital, Mr. Crow worked on projects for the Department of State. Cheyenne Crow assumes a lead role on the management team of the Company as Vice President and Chief Operations Officer.

ITEM 5.03.

AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 30, 2009 the Company changed our name from Clopton House Corporation to Exmovere Holdings, Inc. The name change was effected through an Amendment to the Company’s Articles of Incorporation which was approved by the Company’s shareholders through written consent on January 30, 2009. The Amendment became effective upon its filing with the Secretary of State of Delaware on January 30, 2009.

ITEM 9.01

FINANCIAL STATEMENT AND EXHIBITS.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

10.1*	Common Stock Purchase Agreement dated January 28, 2009 by and among BT2 International, Inc., Belmont Partners, LLC, Clopton House Corporation and Escrow LLC
10.2	Technology License Agreement dated June 8, 2008 between David Bychkov and BT2 International, Inc.
10.3*	Amended Technology License Agreement dated December 15, 2008 between David Bychkov and BT2 International, Inc.

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*

Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Exmovere Holdings, Inc.

Dated: February 19, 2010	By: /s/David Bychkov
David Bychkov Chief Executive Officer